Exhibit 99.1

Delta: State of the Airline
Richard Anderson
Chief Executive Officer

Delta: Building a Better Airline
Ed Bastian
President

Delta: Building A Better Airline
Higher revenues plus solid cost performance
drive $2.6 billion year-over-year improvement in
profitability for 2010
Aggressively reducing debt using ~$2 billion
annual free cash flow
Addressing gaps in customer product,
technology, facilities and fleet is key to
generating superior revenues and returns
Note: All results exclude special items
A successful 2010 with
room to improve in 2011
Derisking the business
through balance sheet
improvements
While making long-term
investments in the
business

Meeting Our Commitments Led To Successful 2010
• Improve financial performance	Increased pre-tax income $2.6 billion and operating margin 8 points
• Complete merger integration and deliver $1.3 billion in synergies	Technology integration complete, single operating certificate achieved and $1.5 billion in synergies realized
• Reallocate our fleet across the integrated network	Matched supply with demand, improved margins and reduced fleet by 90 aircraft
• Enhance the quality of our product	Initiated $1 billion product investment, revamped delta.com, and broke ground on new JFK terminal
• Maintain best-in-class cost structure	Kept consolidated ex-fuel unit costs flat to 2009 and consistent with 2007 levels
• Use free cash flow to aggressively reduce debt	Reduced adjusted net debt from $17 billion to $15 billion
• Target 10% return on invested capital	Will earn 10% ROIC in 2010
What We Said
What We Did
✓
✓
✓
✓
✓
✓
✓

December Quarter In Line With Expectations
December Quarter 2010
Operating margin	6 - 7%
Fuel price	$2.45
Total unrestricted liquidity	$5.3 billion

December Quarter 2010 vs. December Quarter 2009
Consolidated non-fuel unit cost	Down 3 - 4%

System capacity	Up 7%
Domestic	Up 5%
International	Up 11%
Note: Unit costs exclude profit sharing expense

Achieved 2010 Return on Invested Capital Target
	2009	2010
Operating Income	$0.1 billion	$2.7 billion
Market value of equity (assuming $14/share)	$11.8 billion	$11.8 billion
Adjusted net debt	$16.8 billion	$15.8 billion
Total invested capital	$28.6 billion	$27.6 billion
Return on invested capital	0.3%	9.8%
Note: All results exclude special items

Strengthen Balance
Sheet
Top-Line Profitable
Growth
2011: Building A Better Airline
Focus ~$2 billion annual free cash flow toward net
debt reduction
Invest For The Future
Higher revenues and improved productivity from
targeted investments in airport facilities,
technology and on-board products
Improved economic environment, increased
corporate business and capacity discipline to
drive solid top-line growth

Economic
Growth
Passenger
Revenue
Ancillary
Businesses
• Macro environment
 continues to improve
• Global Insights projects
 worldwide GDP of 3%
 – U.S. growth of 2 - 3%
 – Stronger growth
 expected in Asia-
 Pacific
• Delta’s planned system
 capacity increase of 1 - 3%
 in line with GDP forecasts
• Solid passenger revenue
 growth driven by unit
 revenue increases
 combined with higher
 capacity
• PRASM expected to meet
 2008 levels, despite
 pressure from eliminating
 smaller, high-RASM aircraft
• Expecting non-passenger
 revenue to grow 5 - 10%
 year over year
• More than $2 billion from
 unbundled fees and
 services
• Double digit revenue
 improvements from
 Commercial Aviation
 Services businesses
Revenue Environment Continues to Improve
Economic momentum, company actions combine for profitable top line growth

Passenger Revenue Momentum Continues
Passenger Unit Revenue Change
2010 vs. 2007
(9%)
(5%)
(2%)
(5%)
(9%)
flat
+1%
(4%)
Revenue
vs. 2007
Capacity
vs. 2007
0%
5%
10%
15%
20%
25%
1Q10
2Q10
3Q10
4Q10
2010 vs. 2009

Domestic Revenue Momentum
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
1Q10
2Q10
3Q10
4Q10
2010 vs. 2007
(13%)
(10%)
(8%)
(10%)
(13%)
(7%)
(6%)
(9%)
Revenue
vs. 2007
Capacity
vs. 2007
Domestic Passenger Unit Revenue Change
2010 vs. 2009

0%
5%
10%
15%
20%
25%
30%
35%
1Q10
2Q10
3Q10
4Q10
International Revenue Momentum
2010 vs. 2007
(1%)
+4%
+7%
+3%
+2%
+16%
+16%
+7%
Revenue
vs. 2007
Capacity
vs. 2007
International Passenger Unit Revenue Change
2010 vs. 2009

Pacific
Transatlantic
Latin
Domestic
Capacity
GDP
Responsible Deployment of Capacity in 2011
Additions to key restricted business markets drive international growth
Majority of international
growth from additions to
Heathrow, Haneda, Beijing
and Shanghai
Restricted Market Capacity
Projected system capacity growth of 1 - 3%

Aggressively pursuing
corporate contracts
Corporate travel
momentum
Strong Traction With Corporate Revenue
Improved customer
service and support
• Broad sector strength has brought corporate
 revenues back to 2007 levels
• Notable improvements in Autos and Banking
Broad sector strength, improved competitive position driving revenue growth
• Captured 2 pt. share increase vs. pre-merger levels
• Achieved targeted merger synergies
• $300 million in new contracts post-merger
• All contracts incorporate AF/KL joint venture
• Contracts in place with all Fortune 100 companies
• Ranked #1 in 3 of 5 categories in Morgan Stanley
 Annual Global Travel Survey
• Most improved airline in Business Travel News survey
• Voted Best Airline for Travel Agent Support by
 Recommend Magazine

Ancillary Businesses
expected to generate 5-10%
revenue growth for 2011
Ancillary Businesses Showing Strong Performance
Commercial
Aviation Services
$1.5 billion
Cargo
$900 million
SkyMiles
$1.6 billion
Unbundled
Ticketing
$2.1 billion
Diversified revenue base reduces economic volatility

Factors Point To Solid Earnings Growth for 2011
Solid earnings
improvement for 2011
• Profitable top line growth
• System capacity growth of 1 -
 3%
• Manageable non-fuel unit cost
 increases of 1 - 2%
• Fuel volatility creates
 headwind - however, solid
 hedge book in place
• Non-operating expense
 savings from debt reduction

Operating Cash Flow
Capital Expenditures
$3 - $4 billion
Total Three-Year Projection
2010 - 2012
$9 - $10 billion
Adjusted Net Debt ($B)
Free Cash Flow
~$6 - 7 billion
Strong operating cash flow covers investments in product, facilities and fleet
Committed to Aggressive Debt Reduction

International
Domestic
Mainline
Regional Aircraft
• 175 aircraft
• Average age: 11 years
• Investment to create high
 quality product (flat bed
 seats, in-seat video)
• No imminent fleet renewal
 needs
• 542 aircraft
• Average age: 15 years
• Investment in seating
 capacity and winglets to drive
 increased efficiency
• Using secondary market to
 backfill capacity from
 retirements, but will assess
 our options beyond 2012
• 626 aircraft
• Average age: 7 years
• Investment in product to
 create a consistent
 experience (first class, wi-fi)
• Continuing to reduce
 turboprops and 50-seat jets
Addressing Our Fleet Needs

Encouraged with progress, but more work remains to achieve this goal
10 - 12% operating margin
$5 billion EBITDAR
Minimize capital reinvestment
requirements
Use cash to delever the balance
sheet
Generate sustainable 10%+ return on invested capital
Path To Improving Shareholder Returns

Delta: Transforming Our Network
Glen Hauenstein
Executive Vice President - Network and Revenue
Management

What We Fly
• Transform domestic fleet and enhance ability
 to compete in key, high-demand markets
• Focus on maximum return
Where We Fly
• Win in New York
• International growth in restricted access
 markets
• Utilize alliances to maximize global reach
• Monetize First Class product
• Capitalize on point-of-sale opportunities with
 Joint Venture partners
• Position for increased ancillary revenues
How We Sell
Delta: Transforming Our Network

Transforming the Domestic Fleet
 • Post-merger fleet optimization
 allows Delta to maintain footprint
 with 9% fewer aircraft
 • Backfilling retired planes with
 MD-90s, with 17 deliveries
 scheduled for 2011
 • Evolving fleet enhances Delta’s
 ability to compete in key high-
 demand markets due to
 preferred product, larger gauge
 and best-in-class cost structure
Domestic Fleet
Single Class
Regionals
1,262
1,148
December
2009
December
2011
Serving the domestic network more efficiently while providing a superior product
Avg. Seats
% of Aircraft
With First Class
 92 95

 57% 69%
Two Class
Regionals
Mainline
9%
reduction

Change
Total Rev	5%
Total Cost	(14%)
Profit	$0.5M
Margin	21 pts
Unit Cost	(15%)
ASMs	1%
Passengers	1%
Load Factor	(0.6 pts)
Market Example: Atlanta to Daytona Beach
August 2009
Flights per Day: 7
Average Gauge: 66
August 2010
Flights per Day: 5
Average Gauge: 96
Schedule Change
Results
Atlanta to Daytona Beach reduced to 4 daily flights in September 2010 with an average gauge of 138 seats, further improving market performance
Refleeting to a Higher Gauge Improves Market
Profitability

Improving Fleet Economics and Customer
Experience
• Expanding first class seating on
 more than 60% of the mainline
 domestic fleet
• No reduction to economy seat pitch
• Removal of unused galleys enables
    additional seating, Improving
    domestic fleet profitability
• Increased first class seating
    compliments other domestic
    customer experience
    improvements, including:

 – Refurbished aircraft interiors
 – Wi-Fi
 – Seat-back entertainment

Delta Domestic Growth,
1st Half 2011 vs. 1st Half 2009
ATA Carrier Domestic Growth,
1st Half 2011 vs. 1st Half 2009
Increasing gauge on domestic flying
Delta’s Fleet Mix Change is Unique to the Industry

Become New
York Airline of
Choice
Implement JFK
Facility Solution
Enhance Domestic
Network
• Focus on high-value business
 travelers with enhanced
 SkyPriority services
• Work closely with JV
 operations team to improve on
 -time performance, baggage
 claims and passenger
 misconnects
• Establish Delta / Air France /
 KLM / Alitalia Joint Venture as
 the premiere alliance in JFK
• $1.2B expansion and
 enhancement to Terminal 4
 with inter-terminal connections
 to Terminal 3
• Relocation of Terminal 3
 operations to Terminal 4 in
 May 2013
• Increase number of flights with
 two-class product in LGA and
 on JFK feeder flights
• Work towards LGA slot
 transfer solution
Grow share in world’s premiere market
Win in New York

LHR
Atlanta
Detroit
New York
Minneapolis
Boston
Miami
Existing Service
Enhanced Service
New Service
London-Heathrow and Tokyo-Haneda are unique opportunities to expand in the world’s richest business markets
Tokyo-Haneda
London-Heathrow
Los Angeles
Detroit
HND
International Growth Centered on Highly Restricted
Markets

	Delta	Delta with Partners
Destinations	363	1,071
Countries Served	67	181
Daily Flights	6,103	16,212
Global Alliances Maximize Global Reach

Capitalize on point-of-sale
opportunities with JV partners
• Leverage established relationship to expand
 North Atlantic customer base
• Improve Italy share through Alitalia’s entry into
 the JV
Monetize First Class Product
• Increase percentage of first class up-sells
 – Currently in the test phase, with positive
 results
 – Full implementation scheduled for 2Q11
• Enhance delta.com shopping experience to
 better capture up-sell opportunities
• Restructure fare products to better align value
 of product attributes and fare paid
• New e-commerce platform increases potential
 for merchandising and other revenue benefits
Position for increased ancillary
revenues
Improving Revenue Production through Innovation

What We Fly
Focus on improving
margin
• Domestic focus on
 largest markets,
 including New York
• International growth in
 richest business
 markets with limited
 access
• Transform domestic
 fleet, increasing gauge
 and reducing unit cost
• Increase flights with
 two-class product to
 meet needs of
 business travelers
• Increase percentage of
 first class seats sold
• Capitalize on point-of-
 sale opportunities with
 JV partners
• Position for increased
 ancillary revenues
Where We Fly
How We Sell
Delta: Transforming Our Network

Delta: Enhancing the Customer Experience
Tim Mapes
Senior Vice President - Marketing

Enhancing the Customer Experience
Safe, clean, on-time, with your bags -
and a smile
Products, services designed
for the HVC
People, technology centered
on customer needs
Greater speed, customer recognition,
productivity-enabling tools, and unconditional
protection if things go wrong
Basics done well, consistently
Professionally-trained staff and intuitive,
industry-leading technology

Enhancing the Customer Experience
At Booking
iPhone app
delta.com
Blackberry app
Merchandising

Enhancing the Customer Experience
On the Ground

Enhancing the Customer Experience
On the Ground
Sky Club lounges

Enhancing the Customer Experience
In Flight
Flat bed seats
First Class on RJ’s
Seat-back AVOD

Enhancing the Customer Experience
Customer Service & CRM
1st Bag Free

In Summary
• In order to achieve superior rates of revenue
 growth, a superior ratio of “promoters” to
 “detractors” (net promoters) is required
• Delta has been making targeted investments
 in the elements of the customer experience
 high-value customers (HVC) value most
• Every 1% of share gain from the HVC market
 segment = $130 million

Delta: Unlocking Innovation with Technology
Theresa Wise
Senior Vice President - Chief Information Officer

Information Technology Integration Successfully
Complete
• Balanced speed with differentiation
• Expedited results and minimized risks with simple, disaggregated solutions
• Completed without disruption to Delta and its Customers
• Integration was a significant focus through mid-2010
 – 1,130 man-years in IT alone
 – Delivery momentum will carry over to next generation solutions

Network &
Revenue
Management
Sales &
Customer
Retention
Delivering a
Premium Travel
Experience
Operational
Excellence
Ongoing Information Technology Investments
• Investments target returns related to revenue, cost efficiency, operational excellence and customer experience
• Development pace has accelerated June-December 2010 as focus shifted from integration to strategic business needs
• $190M of IT investments are planned for 2011 focused on key strategic initiatives and returns of over $500M annually as projects complete
• Strategic areas of focus:

• Further optimization of pricing and inventory management
• Tools that support further segmenting the market with flexible product and service offerings
• Integrated technology to support world-class joint ventures and alliances
• Simplified, next-generation reservations and ticketing
• Intuitive sales and customer relationship management
• Next-generation airport agent tools that simplify processes and improve service
• Immediate, intelligent and intuitive self-service options that empower customers throughout each journey
• World-class service recovery during irregular operations
• Next generation operations control and flight planning
• Real-time event data, infused with customer impact, for better, more proactive operational decisions
• Modular, nimble crew scheduling and communication
Network &
Revenue
Management
Sales &
Customer
Retention
Delivering a
Premium Travel
Experience
Operational
Excellence
Information Technology: Strategic Focus Areas

Delta: Improving Operational Performance
Steve Gorman
Chief Operating Officer

Service Recovery
• Proactive compensation at First Point of Contact
• Irregular ops service centers
• Over 1,400 handheld units
• Automated standby rebooking
• Mishandled bag notification
Reducing
Misconnections
• Decision matrix for gate hold control
• Focus on international to domestic and regional
 to mainline
Customer Service
Training
• Trained over 20,000 flight attendants, 3,000
 pursers and 11,000 airport agents
• Basic principles of customer service and problem
 -solving
Cabin Condition &
Cleaning
• Reduced service intervals
• Outside auditors
Differentiating Overall Customer Experience

Technology
Process
 – Scanner usage
 – Real-time staffing and dispatching
 – Dedicated transfer drivers at hubs
 – Revised bag loading protocol
DOT Mishandled Baggage Rate
-23%
-19%
-16%
Baggage Claims Steadily Decreasing

Delta: Reinforcing the Financial Foundation
Hank Halter
Chief Financial Officer

• Maintaining best-in-class unit cost
 structure
• Utilize business leverage to mitigate
 cost increases
• Targeted investments in customer service
 and operational improvements
• Limited capital investment for aircraft and
 aircraft modifications
• Targeting significant operating cash
 flow which will enable strategic capital
 investments
• Strong free cash flow will fund further
 delevering of the balance sheet
Continued Cost
Leadership
Disciplined Capital
Spending
Prudent Balance
Sheet Management
Generate sustainable returns on invested capital
Delta: Reinforcing the Financial Foundation

Note: All figures exclude special items and profit sharing
Delta has 9% cost advantage compared to network peers
• Consolidated non-fuel unit costs
 flat to 2009 resulting in 9% Delta
 advantage versus industry
 – Fleet retirements
 – Technology functionality
 – Divisional productivity
 – Operational efficiency
2009
2010
2010
Network Average
excluding Delta
9% Advantage
Delta
Delta Maintains Cost Advantage to Network Peers

Critical that Delta maintains its cost advantage to network peers
Best-In-Class Cost Structure is Key Strength
 Consolidated September YTD 2010
 Non-Fuel Unit Cost (¢)
 % Change vs.
 September YTD 2009
6.42
6.62
7.34
8.18
8.58
9.15
9.30
7%
4%
5%
3%
1%
3%
0%
Note: All figures exclude special items and profit sharing

Delta Consolidated Non-Fuel CASM (¢)
2009
8.24
8.28
2010
2011
Expected cost pressures:
• Selling and revenue-related
• Customer and product investment
• Maintenance volume timing
Key productivity initiatives:
• Limit variable and fixed cost increases
 as capacity growth resumes to
 generate business leverage
• Invest in productivity-enhancing
 technology
• Grow operational efficiencies
• Fleet efficiencies through retirements
Targeted investments in product, employees and maintenance
Note: All figures exclude special items and profit sharing
+ 1-2%
Manageable Cost Increases Expected for 2011

% of Fuel Consumption Hedged
Note: Hedging portfolio data as of December 3, 2010. Portfolio value is prior to premium expense.
Average Crude Call
49%
39%
23%
41%
44%
Collars
Swaps
Call options
$85
$83
$85
$86
$86
Downside Participation
83%
72%
87%
79%
93%
At current forward curve, Delta’s 2011 portfolio valued at $365 million
Projected Fuel Price
$2.47
$2.43
$2.46
$2.48
$2.51
Managing fuel price risk and volatility
Fuel Hedging Remains Important Strategy

Balance Sheet Repair and Strengthening Underway
2010 accomplishments:
• Projected to generate operating
 cash flow of $2.9 billion
• $1.3 billion capital investments
 – 17 aircraft deliveries
 – Technology enhancements
 – Onboard product
 improvements
 – Facility and infrastructure
 renewal
• Paid down $1.7 billion debt
 – $750 million delevering
 initiatives in the September
 quarter
Note: Liquidity includes cash, short term investments and undrawn credit facilities
Unrestricted Liquidity
December 2010 vs. December 2009 ($B)
$5.4
$2.9
($1.3)
($1.7)
$5.3

Disciplined Capital Spending Plan
Limited aircraft capex requirements enable targeted investments in customer and operational efficiency/productivity and maximize free cash flow
• No near-term new aircraft
 deliveries
• Strategic acquisitions of cost
 effective used MD-90 aircraft
• Focused investments in customer
 products and productivity-
 enhancing tools
• Facility and infrastructure
 investments
Capital Spending ($B)
Dramatic reduction in capital spending versus prior decade
$3.3
$1.4
$1.5
$1.3
Ground/
technology
Modifications
Aircraft

Scheduled Debt Maturities ($B)
• Scheduled debt maturities, combined
 with delevering initiatives, will
 strengthen Delta’s balance sheet and
 reduce non-operating burden
• Free cash flow is expected to fund
 Delta’s scheduled debt maturities
• Delevering initiatives
 – Repurchasing debt
 – Open market transactions and
 private purchases
 – Opportunistic refinancing using
 lower effective current interest
 rates
Balance Sheet Strengthening and Delevering
Underway
$1.9
$2.1
$2.5
EETC
Pacific routes
Other debt / capital leases
Exit facility
Amex

Delta Continues Prudent Balance Sheet Management
Note: Liquidity includes cash, short term investments and undrawn revolving credit facilities
Unrestricted Liquidity December 2011 vs. December 2010 ($B)
Liquidity
12/31/10
Liquidity
12/31/11
Net Debt
Maturities
$5.3
$5.3
($1.8)
Net Investing
($1.5)
$3.3
Cash From
Operations
Operating cash flow enables strategic capital investment and delevering
Targeting positive free cash flow of $1.8B in 2011

Adjusted Net Debt ($B)
12/31/09
12/31/12
Lower non-operating burden reduces earnings volatility and enhances cash flow
Net Interest Expense ($B)
12/31/10
$15.0
Debt reductions and delevering actions drive $500 million in earnings improvement
Debt Reduction Drives Significant Earnings
Improvement

Targeting Sustainable Returns on Invested Capital
Building a Better
Airline
Transforming Our
Network
Enhancing the
Customer Experience
Unlocking Productivity
with Technology
Creating a Great
Place to Work
Reinforcing the
Financial Foundation
Improving Operational
Performance

Non-GAAP Financial Measures

We sometimes use information that is derived from our Condensed Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Certain of this information is considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules.  The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Delta is unable to reconcile certain forward-looking projections to GAAP, including (1) projected free cash flow, (2) earnings before interest, taxes, depreciation, amortization and aircraft rent (EBITDAR) and (3) consolidated non-fuel cost per available seat mile (CASM), as the nature or amount of special items cannot be estimated at this time.

Delta excludes special items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring operational performance.

Delta presents net investing activities because management believes this metric is helpful to investors to evaluate the company’s investing activities.

Delta presents net debt maturities because management believes this metric is helpful to investors to evaluate the company’s debt-related activities.

Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces adjusted total debt by cash, cash equivalents and short-term investments, resulting in adjusted net debt, to present the amount of additional assets needed to satisfy the debt.

Delta presents return on invested capital (ROIC) as management believes it is helpful to investors in assessing the company's ability to generate returns using its invested capital.  ROIC represents operating income excluding special items divided by the sum of average market value of equity and average adjusted net debt.

Delta presents consolidated CASM excluding aircraft fuel and related taxes because management believes the volatility in fuel prices impacts the comparability of year-over-year financial performance.

Consolidated CASM excludes ancillary businesses not associated with the generation of a seat mile.  These businesses include aircraft maintenance and staffing services Delta provides to third parties, Delta’s vacation wholesale operations and its dedicated freighter operations, which we discontinued on December 31, 2009.

Delta excludes profit sharing expense from consolidated CASM because management believes the exclusion of this item provides a more meaningful comparison of the company’s results to the airline industry and prior year results.

Delta presents free cash flow because management believes this metric is helpful to investors to evaluate the company’s ability to generate cash.

Delta presents EBITDAR as management believes it is helpful to investors in utilizing EBITDAR as a proxy for operating cash flow on a period over period basis.

Pre-Tax Income

	Full Year 2010	Full Year
(in millions)	Projection	2009
Pre-tax income (loss)	$0.7	$(1.6)
Items excluded:
Loss on extinguishment of debt	0.4	0.1
Restructuring and merger-related items	0.4	0.4

Pre-tax income (loss) excluding special items	$1.5	$(1.1)

Operating Income & Margin

	Full Year 2010	Full Year
(in billions)	Projection	2009
Operating income (loss)	$2.3	$(0.3)
Item excluded:
Restructuring and merger-related items	0.4	0.4

Operating income excluding special items	$2.7	$0.1

Total operating revenue	$31.8	$28.1

Operating margin excluding special items	8.5%	0.3%

Non-Fuel CASM

	Full Year 2010	Full Year	Nine Months Ended September 30,
	Projection	2009	2010	2009
CASM	12.66 ¢	12.32 ¢	12.55 ¢	12.17 ¢
Items excluded:
Ancillary businesses	(0.27)	(0.31)	(0.27)	(0.32)
Profit sharing	(0.14)	-	(0.16)	-
Restructuring and merger-related items	(0.19)	(0.18)	(0.19)	(0.16)
Aircraft fuel and related taxes	(3.82)	(3.55)	(3.75)	(3.53)
CASM excluding certain items	8.24 ¢	8.28 ¢	8.18 ¢	8.16 ¢

Net Investing Activities

Full Year 2010
(in billions)	Projection
Net cash used in investing activities (GAAP)	$1.9
Items excluded:
Purchase of short-term investments, net	(0.6)

Net investing activities	$1.3

Net Debt Maturities

Full Year 2010
(in billions)	Projection
Net cash used in financing activities (GAAP)	$2.6
Items excluded:
Pay down of revolving credit facility	(0.9)

Net debt maturities	$1.7

Adjusted Net Debt

	December 31, 2010
(in billions)	Projection		September 30, 2010		June 30, 2010		March 31, 2010
Debt and capital lease obligations	$15.1		$15.4		$15.8		$16.9
Plus: unamortized discount, net from purchase accounting and fresh start reporting	0.7		0.7		1.0		1.1
Adjusted debt and capital lease obligations		$15.8		$16.1		$16.8		$18.0
Plus: 7x last twelve months' aircraft rent		2.8		3.0		3.2		3.3
Adjusted total debt		18.6		19.1		20.0		21.3
Less: cash, cash equivalents and short-term investments		(3.6)		(3.9)		(4.4)		(4.9)
Adjusted net debt		$15.0		$15.2		$15.6		$16.4

(in billions)	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
Debt and capital lease obligations	$17.2		$17.7		$16.6		$16.6		$16.6
Plus: unamortized discount, net from purchase accounting and fresh start reporting	1.1		1.2		1.3		1.4		1.5
Adjusted debt and capital lease obligations		$18.3		$18.9		$17.9		$18.0		$18.1
Plus: 7x last twelve months' aircraft rent		3.4		3.4		3.4		3.5		3.4
Adjusted total debt		21.7		22.3		21.3		21.5		21.5
Less: cash, cash equivalents and short-term investments		(4.7)		(5.5)		(4.9)		(4.5)		(4.5)
Adjusted net debt		$17.0		$16.8		$16.4		$17.0		$17.0